UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Community Banks of Georgia, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 9, 2004

Dear Shareholder:

          It is my pleasure to invite you to attend the annual meeting of shareholders of Community Banks of Georgia, Inc., which will be held on May 13, 2004, at 7:00 p.m. at the Pickens County Chamber of Commerce Building, 500 Stegall Drive, Jasper, Georgia.  Shareholders of record as of March 31, 2004 are entitled to vote at the meeting.

          The following proposals are to be presented at the annual meeting:

•	the election of seven directors to constitute the Board of Directors of the company to serve until the next annual meeting and until their successors are elected and qualified; and

•	to transact such other business as may properly come before the annual meeting.

          I urge you to read the accompanying proxy statement which provides specific information concerning the proposals to be presented at the annual meeting.  Also enclosed is a Proxy, the 2003 Annual Report and a copy of the 2003 Form 10-KSB filed with the Securities and Exchange Commission.  The proposals listed above have been unanimously approved by your board of directors and are recommended by the board for your approval.

               Directors are elected by a plurality of the votes cast by the holders of the company’s common stock entitled to vote at the annual meeting.  If you have any questions concerning the delivery of the enclosed Proxy, please call Frank Eubanks at (706) 253-9600.

          Whether or not you are able to attend the meeting, please mark, sign, and return the Proxy.  If you do attend the meeting and would like to vote in person, you may do so even if you already sent in a proxy card.

               We hope you are able to attend the annual meeting of shareholders, and look forward to seeing you.

April 9, 2004	Sincerely,

John T. Trammell President and Chief Executive Officer

15 Mountainside Drive
Jasper, Georgia 30143

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 13, 2004

               The annual meeting of shareholders of Community Banks of Georgia, Inc. will be held on May 13, 2004, at 7:00 p.m. at the Pickens County Chamber of Commerce Building, 500 Stegall Drive, Jasper, Georgia, for the purposes of considering and voting upon:

1.	the election of seven directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

2.	such other matters as may properly come before the meeting or any adjournment thereof.

               Only shareholders of record at the close of business on March 31, 2004 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

               The Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith.  Please sign, date and return the Proxy promptly in the enclosed business reply envelope.  If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

By Order of the Board of Directors,

John T. Trammell President and Chief Executive Officer
April 9, 2004

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

April 9, 2004

15 Mountainside Drive
Jasper, Georgia 30143

PROXY STATEMENT

               This Proxy Statement is furnished in connection with the solicitation of proxies by Community Banks of Georgia, Inc. for use at the annual meeting of shareholders to be held on May 13, 2004, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting.  It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 9, 2004.

Revocation of Proxies

               Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives notice of his or her election to vote in person, without compliance with other formalities.  In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to our Secretary.  If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon.  If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption “Information about Nominees”.

Cost of Solicitation

               The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by us.  Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of our common stock and normal handling charges may be paid for such forwarding service.  In addition to solicitations by mail, our directors and employees may solicit Proxies in person or by telephone.

Voting Rights

               Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder.  If no specification is made, the Proxy will be voted “FOR” the approval of the proposal listed on the proxy, including election of the nominees named therein to constitute the entire Board of Directors.

               Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present.  A quorum is present when the holders of more than one-half of the shares outstanding and entitled to vote on the record date are present in person or by proxy at the meeting.  An abstention or a broker non-vote would be included in determining whether a quorum is present at the meeting and would constitute a vote AGAINST the directors.  The Board of Directors recommends a vote “FOR” the nominees and the enclosed Proxy will be so voted unless the shareholder executing the Proxy specifically votes against the nominees or abstains from voting by marking the appropriately designated block on the Proxy.

               The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on March 31, 2004.  On that date, we had outstanding and entitled to vote 970,000 shares of common stock, each entitled to one vote per share.

NOMINATION AND ELECTION OF DIRECTORS

          Our bylaws provide that the Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) directors.  Currently, the board is comprised of seven directors.  The number of directors may be increased or decreased from time to time by the Board of Directors.  The term of office for directors, except in the case of earlier death, resignation, retirement, disqualification or removal, continues until the next annual meeting and until their successors are elected and qualified.

          Each proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder.  If no specification is made, the proxy will be voted for the election of the nominees named below to constitute the entire board of directors.  If any director does not receive a majority vote and a vacancy on the board is created, the vacancy may be filled by a majority vote of the Board of Directors.  Our management has no reason to believe that any nominee for director will not serve if elected.  All of the nominees are currently directors of the company.  If any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than seven nominees.

Director Nominations

          General.  The Board of Directors did not have a standing or nominating committee in 2003.  Instead, the Board of Directors nominates individuals for election to the board based on the recommendations of the independent directors.  The Board of Directors does not consider a nominating committee necessary because the size of the Board and number of independent directors is small.

          A candidate for the Board of Directors must meet the eligibility requirements set forth in the company’s bylaws and in any board or committee resolutions.  The independent members of the board consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Directors.  These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions.  In addition, prior to nominating an existing director for re-election to the Board of Directors, the independent members of the board will consider and review an existing director’s board and committee attendance, performance and length of service.

          Shareholder Nominations.  The Board of Directors and independent directors will consider in accordance with the analysis described above all director nominees properly recommended by shareholders.  Any shareholder wishing to recommend a candidate for consideration as a possible director nominee for election at an upcoming meeting of shareholders must provide timely, written notice to John T. Trammell, Community Banks of Georgia, Inc., 15 Mountainside Drive, Jasper, Georgia  30143.

Information about Nominees for Director

          The following table sets forth the name of each of our nominees for director, his or her age, positions held with the company and a brief description of his or her principal occupation and business experience for the preceding five years.  Except as otherwise indicated, each director has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years.

Name	Age	Business Experience

Mickey T. Dunn	43	Director, October, 2000 to present; President, Major League, Inc., Jasper, Georgia.

Frank N. Eubanks	64	Director, Executive Vice President and Chief Financial Officer, October, 2000 to present; Vice President of Operations, Jasper Banking Co., 1978 to 1999.

Robert W. James	64	Director, October, 2000 to present; Owner, McArthur Concrete Products.

Donald T. Keeter	49	Chairman of the Board of Directors, October, 2000 to present; Vice President, Pickens County Investments, Inc.; Managing Partner, Keeter Farms, L.P.

Boyd Lee Mullins	53	Director, October, 2000 to present; President, M & M Contracting of Jasper, Inc.

Pierce T. Neese	64

Director, January, 2001 to present; Chairman, United Security Bank; President, PTN Consulting Co., Inc., September, 1999 to January, 2001; Chief Executive Officer, Etowah Bank, March, 1975 to September, 1999.

John T. Trammell	49	Director, President and Chief Executive Officer, October, 2000 to present; Vice President and Senior Lending Officer, Jasper Banking Co., 1990 to 1999.

          There are no family relationships among any of our directors and executive officers.

Meetings and Committees of the Board of Directors

          Our Board of Directors held 12 meetings during 2003.  All of the directors attended at least seventy-five percent (75%) of the meetings of the board and committees of the board on which they sat during their tenure as directors.

          Our Board of Directors has established three committees, an Audit and Compliance Committee, an Executive Committee and a Loan Committee.  The board does not have a nominating committee or a compensation committee.

          Audit and Compliance Committee.  We have had an Audit and Compliance Committee since our inception.  The Audit and Compliance Committee serves as an independent and objective party to monitor the company’s financial reporting process and internal control systems; review and assess the performance of the company’s independent accountants and internal auditing department; and facilitate open communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.  Certain specific responsibilities of the Audit and Compliance Committee include recommending the selection of independent auditors; meeting with the independent auditors to review the scope and results of the audit; reviewing with management and the internal auditor the systems of internal controls and internal audit reports; ensuring that the company’s books, records, and external financial reports are in accordance with generally accepted accounting principles; and reviewing all reports of examination made by regulatory authorities and ascertaining that any and all operational deficiencies are satisfactorily corrected.

          The directors currently serving on this Committee are Donald Keeter (Chairman), Robert James, and Mickey Dunn.  The Audit and Compliance Committee met 4 times in 2003.  The Board of Directors has determined that all of the members of the Audit and Compliance Committee are “independent” under applicable federal securities laws and, for purposes of complying with such federal securities law, the Nasdaq Stock Market listing standards.  All of the members have sufficient knowledge in financial and accounting matters to serve on the Audit and Compliance Committee, including the ability to read and understand fundamental financial statements.  The Board of Directors has also determined that no one serving on the Board is an audit committee financial expert as such term is defined in Item 401(e) of SEC Regulation S-B and considered independent according to Item 7(d)(3)(iv) of Schedule 14A. No prospective director has been found who meets the mentioned definition of an audit committee financial expert.

          Executive Committee.  The Executive Committee may review any matter that may be brought before a meeting of the full Board of Directors.  The Executive Committee had 3 meetings in 2003.  The directors currently serving on this committee are John Trammel, Donald Keeter and Robert James.

          Loan Committee.  The Loan Committee reviews any loan request made by a potential borrower over established credit thresholds for compliance with our lending policies and federal and state rules and regulations governing extensions of credit and decides whether to extend credit to the potential borrower.  Because the full board participated in loan reviews in 2003, the Loan Committee had only 4 meetings in 2003.  The directors currently serving on this committee are Donald Keeter (Chairman), Robert James, John Trammell, Mickey Dunn (alternate) and Lee Mullins (alternate).

Compensation of Directors

          Each director was paid a retainer of $3,000 in 2003.  In 2004, each director will be paid a retainer of $4000 plus $400.00 for each monthly meeting.

Our Board of Directors Unanimously Recommends that You Vote For the Nominees.

EXECUTIVE COMPENSATION

          The following table sets forth the annual compensation for the fiscal years ending December 31, 2001, 2002 and 2003 paid to the chief executive officer, the only executive officer of the company whose salary and bonus exceeded $100,000 during the 2003 fiscal year.  Mr. Trammell received no long-term compensation during this period

Summary Compensation Table

	Annual Compensation
Name and
Principal Offices held during 2003	Year	Salary	Bonus

John T. Trammell	2003	$103,000	$30,000
President and Chief Executive Officer	2002	$100,000	$8,000
	2001	$100,000	-

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

          No option grants were made and no options were exercised in the fiscal year ended 2003.   The following table sets forth the number of shares covered by both exercisable and unexercisable options as of December 31, 2003 for the named executive officer listed on the Summary Compensation Table.

Name	Number of Unexercised Options at Fiscal Year End Exercisable/Unexercisable	Value of Unexercised in the Money Options at Fiscal Year End Exercisable/Unexercisable (1)

John T. Trammell	0/30,000	0/$450,000

(1)	Based on price of $15 per share, the last price known to the company at December 31, 2003.

Equity Compensation Plan Information

          The following table sets forth, as of December 31, 2003, information regarding (1) the 2000 Incentive Stock Option Plan, and (2) all compensation plans not previously approved by shareholders.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan

Equity Compensation Plans Approved by Security Holders	45,000		$10	30,000	(2)

Equity Compensation Plans Not Approved by Security Holders	155,000	(1)	$10	0

Total	200,000	(1)	$10	30,000	(2)

(1)

Reflects warrants for 125,000 shares issued to each of the five nonemployee organizers of the company and 30,000 shares issued to each of the three employee organizers of the company, for a total of 155,000 shares, which are more fully discussed in Note 1 to the financial statements.

(2)	Amount available under the 2000 Incentive Stock Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table provides, for each director of the company, each named executive officer, each shareholder who is known by us to beneficially own 5% or more of the common stock and for all directors, officers and 5% shareholders of the company as a group, as of March 31, 2004, the following information: (1) the name of the person; (2) the number of shares of common stock beneficially owned; and (3) the percentage such number represents of the outstanding shares of common stock.  Unless otherwise indicated, the listed person is the record owner of, and has sole voting and investment powers over his or her shares.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class(1)

John T. Trammell	37,537	(2)	3.3%
Robert W. James	109,181	(3)	9.7%
Boyd Lee Mullins, Jr.	75,960	(4)	6.8%
Mickey T. Dunn	67,550	(5)	6.0%
Donald T. Keeter	164,744	(6)	14.6%
Frank N. Eubanks	27,200	(7)	2.4%
Pierce T. Neese	67,550	(8)	6.0%
Geraldine H. Moody	33,200	(9)	3.0%

All directors and executive officers as a group (8 persons)	582,922	(10)	51.8%

(1)

The percentages shown are based on 1,125,000 shares of common stock outstanding on March 31, 2004, which includes, as to each person and group listed, the number of shares of common stock deemed owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, assuming the exercise of options and warrants held by such holder that are exercisable within 60 days of March 31, 2004.

(2)	Includes a currently exercisable warrant for 10,000 shares. Does not include 1100 shares held by Mr. Trammell’s spouse for which Mr. Trammell disclaims beneficial ownership.

(3)	Includes a currently exercisable warrant for 25,000 shares and 9,181 shares owned by McArthur Concrete Products, Inc., of which he is the owner.

(4)	Includes a currently exercisable warrant for 25,000 shares.

(5)	Includes a currently exercisable warrant for 25,000 shares and 1,400 shares held by Mr. Dunn’s minor child.

(6)

Includes a currently exercisable warrant for 25,000 shares and 7,020 shares owned by Keeter Farms, L.P., of which he is managing partner.  Does not include 4,059 shares held by Mr. Keeter’s spouse for which Mr. Keeter disclaims beneficial ownership.

(7)	Includes a currently exercisable warrant for 10,000 shares. Does not include 1,051 shares held by Mr. Eubanks’ spouse for which Mr. Eubanks disclaims beneficial ownership.

(8)	Includes a currently exercisable warrant for 25,000 shares.

(9)	Includes a currently exercisable warrant for 10,000 shares. Does not include 700 shares held by Mrs. Moody’s spouse for which Mrs. Moody disclaims beneficial ownership.

(10)	Includes currently exercisable warrants for 155,000 shares.

REPORT OF AUDIT AND COMPLIANCE COMMITTEE

          The Audit and Compliance Committee is comprised of three “independent” members, as defined by federal securities laws and Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.  The Audit and Compliance Committee acts under a written charter that was adopted and approved by the Board of Directors following its annual review on March 18, 2004.  A copy of the charter is attached as Appendix A.

          The Audit and Compliance Committee has reviewed and discussed the audited financial statements with management.  The Audit and Compliance Committee has discussed with Porter Keadle Moore, LLP the matters required to be discussed by SAS 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit and Compliance Committee has received the written disclosures and the letter from Porter Keadle Moore, LLP required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Porter Keadle Moore its independence.  The Audit and Compliance Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the auditor’s independence.

          The members of the Audit and Compliance Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence.  Members of the Audit and Compliance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants.  Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit and Compliance Committee’s considerations and discussions referred to above do not assure that the audit of the company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company’s auditors are in fact “independent.”

          Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit and Compliance Committee referred to above and in the Audit and Compliance Committee charter, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements of the company be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003.

          This report is respectfully submitted by the Audit and Compliance Committee of the Board of Directors:

Donald T. Keeter
Robert W. James
Mickey Dunn

INFORMATION CONCERNING THE COMPANY’S ACCOUNTANTS

          The certified public accounting firm of Porter Keadle Moore, LLP was the independent public accountant for the company during the year ended December 31, 2003.  Representatives of Porter Keadle Moore are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.  The company anticipates that Porter Keadle Moore will be the company’s independent public accountants for the current fiscal year.

          During 2003 and 2002, the company was billed the following amounts for services rendered by Porter Keadle Moore, LLP:

          Audit Fees.  The aggregate fees billed for professional services rendered in connection with the (1) audit of the Company’s annual financial statements for 2003 and 2002, and (2) review of the financial statements included in the Company’s quarterly filings on Form 10-Q during those fiscal years were $38,400 and $25,780, respectively.

          Audit Related Fees.  The aggregate fees billed in 2003 and 2002 for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not included in “Audit Fees” above were  $21,023 and $24,144, respectively.  These fees were primarily related to outsourced internal audit services for both years, assistance with the formation of the one bank holding company in 2003, and assistance with the secondary stock offering in 2002.

          Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning were $6,914 and $4,158 in 2003 and 2002, respectively.  These fees were primarily related to the preparation of our income tax returns.

          All Other Fees.  In addition to the fees outlined above, fees in the amounts of $1,500 and $2,500 in fiscal years 2003 and 2002, respectively, were billed for additional services rendered during each of those years.  These fees were primarily related to participation in and assistance with the strategic planning process.

          The fees billed by Porter Keadle Moore are pre-approved by our Audit and Compliance Committee in accordance with the policies and procedures set forth in the Committee’s charter.  The Audit and Compliance Committee is to pre-approve all audit and non-audit services provided by our independent auditors and may not engage the independent auditors to perform any prohibited non-audit services.  For 2003, 100% of the fees incurred were pre-approved.  The Audit and Compliance Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining Porter Keadle Moore ’s independence.

CODE OF ETHICAL CONDUCT

          We have adopted a Code of Ethical Conduct designed to promote ethical conduct by our principal financial advisors that complies with the federal securities law requirements.  Our Code of Ethical Conduct is attached hereto as Appendix B. This code was adopted on March 18, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          We have had, and expect to have in the future, banking transactions in the ordinary course of business with our directors and officers and their associates, including corporations in which our officers or directors are shareholders, directors or officers, on the same terms (including interest rates and collateral) as then prevailing at the time for comparable transactions with other persons.  Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.  In addition, as of December 31, 2003, no officers or directors had loans exceeding 10% of our equity capital except for a loan outstanding to Mr. Mullins of $1,332,036 (or 11.5% of equity capital).  The loan outstanding to Mr. Mullins was its highest during 2003 at October 30, 2003 when $1,437,131 (or 12.8% of equity capital) was outstanding.

SHAREHOLDER COMMUNICATIONS

          The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors should send any communication in writing to the Secretary,

Community Banks of Georgia, Inc., 15 Mountainside Drive, Jasper, Georgia 30143.  Any such communication must state the number of shares beneficially owned by the shareholder making the communication.  The communication will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed.  In addition, all of the directors are expected to attend the Annual Meeting.

SHAREHOLDER PROPOSALS & RECOMMENDATIONS FOR DIRECTOR NOMINEES

          No proposals or recommendations for director nominations by non-management have been presented for consideration at the annual meeting.  We expect that our 2005 annual meeting will be held in May 2005.  Any proposals or director recommendations by non-management shareholders intended for presentation at the 2005 annual meeting must be received by us at our principal executive offices, attention of the Secretary, no later than December 16, 2004 to be considered for inclusion in the proxy statement for that meeting.  Any recommendations for director nominations by shareholders not received by this date will be disregarded by the chairperson of the 2005 annual meeting.  We must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than March 1, 2005 or else proxies may be voted on such proposal at the discretion of the person or persons holding these proxies.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

          Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of our common stock is required to file certain forms with the SEC.  A report of beneficial ownership of the company’s common stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter.  In 2003, all reports were timely filed.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

          Management of the company knows of no matters other than those stated above that should be presented for consideration and voting.  It is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their best judgment as to what is in the best interest of the company.

GENERAL

          The Board of Directors does not know of any other matters to be presented at the annual meeting.  If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

          The 2003 annual report to shareholders and the annual report on Form 10-KSB filed with the Securities and Exchange Commission, including financial statements for the fiscal year ended December 31, 2003, is included with this proxy statement.  The annual report is not part of the proxy solicitation material.  An additional copy of our annual report on Form 10-KSB may be obtained without charge by writing to the President of the company at the following address: 15 Mountainside Drive, Jasper, Georgia  30143; or accessing the EDGAR database at the SEC’s website at www.sec.gov.

          You may also obtain copies of our Form 10-K from the SEC at prescribed rates by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at (800) SEC-0330 for further information on the SEC’s public reference rooms.

By Order of the Board of Directors,

John T. Trammell
President and Chief Executive Officer

APPENDIX A

AUDIT AND COMPLIANCE COMMITTEE CHARTER

COMMUNITY BANKS OF GEORGIA, INC.
AUDIT AND COMPLIANCE COMMITTEE CHARTER

I.        Purpose

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to the Securities and Exchange Commission or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are:

•	Serving as an independent and objective party to monitor the Company’s financial statements, financial reporting process and internal control system.

•	Reviewing and appraising the Company’s outside auditors and internal financial management.

•	Providing an open avenue of communication among the Company’s outside auditors, management, including internal financial management, and the Board.

          The Audit Committee will further carry out its purpose by engaging in the activities enumerated in Section IV of this Charter.

II.      Membership Requirements

          Members of the Audit Committee shall meet the following qualifications, or such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

          (A)          Independence

          The Audit Committee shall be comprised of three or more directors as determined by the Board. Except as provided below, the members of the Audit Committee shall be independent directors. “Independent director” shall mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Directors who would not qualify as “independent” under the Federal Securities Laws and listing standards of either the New York Stock Exchange, American Stock Exchange or Nasdaq Stock Market shall not be considered independent.

1

          (B)          Financial Literacy

          All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.  If a qualified director is on the Board and if he or she otherwise meets the qualifications to be a member of the Audit Committee, at least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Federal Securities Laws.

          (C)          Election, Removal and Replacement

          The Board shall elect the members of the Audit Committee. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair.

          In the event a director becomes disqualified from membership on the Audit Committee, the Board shall remove such director as soon as practicable from service on the Audit Committee.  In the event the removal, resignation, retirement, death or other termination of a director from service on the Audit Committee results in the Audit Committee comprising less than three members, the Board shall elect a new qualified director to the Audit Committee as soon as practicable.

III.    Meetings and Governance

          The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate, in connection with the Company’s annual audit and quarterly or other interim financial statements, as appropriate. Such meetings may be held in or out of the presence of the Company’s management, outside auditors or both, as appropriate. The Company’s articles of incorporation or bylaws shall govern other governance matters not addressed herein.

IV.    Duties, Responsibilities and Activities

          To fulfill its purpose, the Audit Committee has the following duties and responsibilities and shall engage in the following activities:

          (A)          Review of Charter and Financial Statements and Reports

          The Audit Committee shall review the Company’s financial statements, reports and other financial information, in conjunction with the Company’s internal financial management and outside auditors, as appropriate. Such review shall include candid discussions of the quality-not merely the acceptability-of the Company’s accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Audit Committee shall review:

•	The annual financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors.

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•	This Charter on an annual basis, or more frequently as circumstances dictate.

•	As circumstances dictate and as deemed necessary or advisable from time to time, any material internal financial reports to management prepared by internal financial management.

          (B)          Relationship with Outside Auditors

          The Audit Committee shall select the outside auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the outside auditors. On an annual basis, the Audit Committee shall review and discuss with the outside auditors any significant non-audit relationships the auditors have with the Company to determine the auditor’s independence. The Audit Committee’s and the Board’s relationship with the Company’s outside auditors shall be governed by the following principles:

•	The Company’s outside auditors are ultimately accountable to the Audit Committee and the Board,

•	The Audit Committee and the Board are ultimately responsible for selecting, evaluating and, where appropriate, replacing the Company’s outside auditors.

•

The Audit Committee is responsible for ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditors and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee is further responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

          The Audit Committee shall also pre-approve all non-audit services provided by the outside auditors (including the fees and terms thereof) in accordance with policies and procedures established by the Audit Committee from time to time and applicable legal and regulatory requirements and not engage the outside auditors to perform any specific non-audit services prohibited by law or regulation.

          (C)          Relationship with Company and Internal Financial Management

          The Audit Committee’s and the Board’s relationship with the Company’s management, including its internal financial management, shall be governed by the following principles:

•	The Audit Committee is responsible for reviewing the integrity of the Company’s financial reporting process, both internal and external.

•	The Audit Committee is responsible for reviewing the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

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•

The Audit Committee is responsible for considering and approving, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditors or management, including internal financial management.

          (D)          Audit Committee Report

          The Audit Committee shall prepare an Audit Committee Report annually in connection with the Company’s annual audit. The Report shall address such matters as deemed appropriate by the Audit Committee, but shall state whether the Audit Committee-

•	Reviewed and discussed the Company’s audited financial statements with management.

•	Discussed with the outside auditors such qualitative matters concerning the Company’s accounting principles as applied in its financial reporting as are appropriate,

•	Received from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company.

•	Recommends to the Board that the Company’s audited financial statements be included in the Company’s public filings or other publicly available reports.

          The names of the members of the Audit Committee shall appear at the end of the Report.

          (E)          Other Activities

          The Audit Committee shall approve procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; the confidentiality, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and the review of such confidential information.

          The Audit Committee may perform such other activities from time to time, as the Board deems appropriate.

V.      Outside Advisors

          The Audit Committee may retain independent counsel, accountants or other professional advisors to assist it in carrying out its responsibilities.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of any such advisors retained by the Audit Committee.

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APPENDIX B

CODE OF ETHICAL CONDUCT

COMMUNITY BANKS OF GEORGIA, INC.
CODE OF ETHICAL CONDUCT

          The Chief Executive Officer (principal executive officer), Chief Financial Officer (principal financial and accounting officer) of Community Banks of Georgia, Inc. (the “Company”) must:

•	Act honesty and ethically, avoiding actual or apparent conflicts of interest in personal and professional relationships.

•

Promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company.

•	Comply with applicable laws, rules, and regulations of federal, state, and local governments and other appropriate private and public regulatory agencies.

•	Act in good faith and responsibly, with due care, competence, and diligence, without misrepresenting material facts.

•	Respect the confidentiality of information acquired in the course of employment.

•	Share knowledge and maintain skills necessary and relevant to the Company’s needs.

•	Proactively promote ethical and honest behavior within the workplace.

•	Assure responsible use of and control of all assets, resources, and information of the Company.

•	Promptly report to a member of the Company’s Audit and Compliance Committee any violations of this Code.

          Those who violate the Code, or who fail to cooperate fully with any inquiries or investigations regarding possible violations of the Code, will be subject to disciplinary action, including possible termination.

          The Board of Directors shall have the sole and absolute discretionary authority to approve any amendment to or waiver from this Code.  Any change or waiver, including the grounds for such waiver, shall be promptly disclosed through a filing with the SEC on Form 8-K or the Company’s internet website; provided, however, disclosure may only be made on the Company’s internet website in lieu of a report on Form 8-K if the Company has disclosed in its most recent Form 10-KSB that it would disclose such events on the Company’s internet website and provided the website address.

Adopted March 18, 2004

COMMUNITY BANK OF GEORGIA, INC.
CERTIFICATION TO COMPLY WITH THE
CODE OF ETHICAL CONDUCT

          In my role as __________________ of Community Banks of Georgia, Inc. (the “Company”), I certify to you, the Board of Directors, that I will adhere to and advocate the Code of Ethical Conduct.

Date:____________________________	By:

Name:

Title:

COMMON STOCK OF COMMUNITY BANKS OF GEORGIA, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

          The undersigned hereby appoints Donald T. Keeter and Robert W. James or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned’s shares of the common stock of Community Banks of Georgia, Inc. at the Annual Meeting of Shareholders to be held at 7:00 p.m. at Jasper, Georgia, on May 13, 2004, 2004 and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.

1.	Election of Nominees	Nominees:

	Mickey T. Dunn	Donald T. Keeter	John T. Trammell
	Frank N. Eubanks	Boyd Lee Mullins
	Robert W. James	Pierce T. Neese

FOR the nominees listed above	WITHHOLD AUTHORITY	WITHHOLD AUTHORITY
	to vote for all nominees	to vote for an individual nominee
☐	☐	☐
Write name(s) below:

___________________________

2.	Such other matters as may properly come before the meeting or any adjournment thereof.

It is understood that this proxy confers discretionary authority in respect to matters now known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 9, 2004 and the Proxy Statement furnished therewith.
_____________________, 2004
Dated and signed

Signature

Signature

(Signature(s) should agree with the name(s) hereon.  Executors, administrators, trustees, guardians and attorneys should so indicate when signing.  For joint accounts, each owner should sign.  Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.  Please sign and return this proxy in the accompanying prepaid envelope.